Exhibit 10.22

V A S T S O L A R

AgCentral Pty Ltd
Directors
[***]
[***]

11 August 2020

AgCentral Pty Ltd - Issue of Convertible Notes No 5 and new Shares in Vast Solar and repayment of Short Term Loan

Dear Sir/s

I refer to the Agreement dated 14 July 2020 between Vast and AgCentral (Agreement) in relation to the above and as attached in Appendix A. Capitalised terms in this letter have the same meaning as defined in the Agreement.

I confirm that the Proposed Capital Raise was offered to Existing Members on 14 July 2020 complying with Clause 2 of the Agreement and that no offers have been taken up.

Further, I confirm that the Vast Solar Board of Directors have today approved the issue of the following to AgCentral:

•	12,500,000 Shares at the issue price of $0.01 per share raising proceeds of $125,000.00; and

•	87,500,000 Convertible Notes No 5 at the issue price of $0.01 per note raising proceeds of $875,000.00.

I confirm the total proceeds raised of $1,000,000.00 have been repaid against the Short Term Loan and a further cash payment of $19,919.12 has been made to AgCentral in full and final repayment of the Short Term Loan per the Agreement.

This reflects the loan balance as at 11 August 2020 of $1,019,919.12, consisting of the initial principal of $1,000,000 and $19,919.12 in accrued interest.

Please find enclosed Share Certificate No 16 confirming your issue of Shares and Convertible Notes No 5 Certificate No 1 confirming your issue of Convertible Notes No 5. The cash payment will be made to your nominated bank account.

Yours sincerely

/s/ Christina Hall

Christina Hall
Head of Finance and Company Secretary
Vast Solar Pty Ltd
Encl:       Appendix A - Funding Agreement dated 14 July 2020

Convertible Notes No 5 Certificate 1

Share Certificate No 16

Vast Solar Pty Ltd ABN 37 136 258 574
[***] | E. [***]
www.vastsolar.com

Vast Solar Pty. Ltd. ACN 136 258 574
registered in New South Wales
(the “Company”)

Convertible Notes No 5

Note Certificate No. 1

AgCentral Pty Limited (ACN 053 901 518) of [***] (the “Subscriber”) is the holder of 87,500,000 Convertible Notes No 5 in the Company, numbers 1 to 87,500,000, issued in accordance with and subject to the Terms of Issue.

Dated: 11 August 2020

EXECUTED by VAST SOLAR PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:

Signature of director	Signature of director

/s/ Craig David Wood	/s/ Katherine Lesley Woodthrope
Name of director	Name of director
CRAIG DAVID WOOD	KATHERINE LESLEY WOODTHORPE

Date: 11 August 2020	Date:

Share Certificate #16

VAST SOLAR PTY. LTD.
ACN: 136 258 574

Full name(s):	AgCentral Pty Ltd ACN 053 901 518
Address:	[***] [***]

is/are the registered holder(s) of 12,500,000 ordinary
shares
(serial numbers 141,911 - 12,641,911)
in the forementioned company.

$0.00 remains unpaid per share.

Signed: /s/ Craig Wood

Date: 11 August 2020
Director/Secretary to sign on behalf of the company.